                                  EXHIBIT 99(B)

  CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         Pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Nautica Enterprises, Inc. (the "Company") hereby certifies that:

         (i) the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended August 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

         (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                      By: s/ Wayne A. Marino
                                          -------------------------------------
                                            Wayne A. Marino
                                            Chief Financial Officer

Date:  October 11, 2002
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